SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


                                  July 16, 1998
                        (Date of earliest event reported)


                                   AMTRAN, INC.
         (Exact name of registrant as specified in its charter)


     INDIANA                       000-21642                   35-1617970
(State or Other                (Commission File               (IRS Employer
Jurisdiction                         Number)              Identification Number)
of Incorporation)

               7337 West Washington Street, Indianapolis, Indiana


                                     46231
                                   (Zip Code)


                                (317) 247-4000
             (Registrant's telephone number, including area code)

                                      None
        (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

                  Attached as Exhibit 99(d) to this report is a press release dated July 16, 1998 discussing Amtran, Inc.'s second quarter earnings.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                Amtran, Inc.
                                                (Registrant)


Date:  July 17, 1998                     By:    Kenneth K. Wolff
       -----------------------------            -------------------------
                                                      (Signature)


                                         Name:  Kenneth K. Wolff

                                         Title: Executive Vice President and
                                                Chief Financial Officer

                              EXHIBIT INDEX


Exhibit           Description                                    Page

99(d)             Press Release dated July 16, 1998.               6

                                 Exhibit 99(d)

                  Investor Relations Contacts: Kenneth K. Wolff, Chief
                                               Financial Officer, (317) 240-7087
                                               Kim Wick, Manager, Investor
                                               Relations, (317) 240-7602
                               Media Contact:  Mary Cochran (317) 240-7473

                  AMTRAN REPORTS RECORD BREAKING QUARTER
          Second Quarter Earnings Per Share (diluted) $1.05 compared with Loss Per Share $0.06

INDIANAPOLIS, IN July 16, 1998 -- Amtran, Inc. (Nasdaq/NNM: "AMTR"), parent company of American Trans Air, Inc. (ATA), today reported a record second quarter net income of $13.8 million, compared with a net loss of $749,000 in the second quarter of 1997. This is the second consecutive quarter of record earnings for Amtran.

Second Quarter Financial Results:

For the three months ended June 30, 1998, Amtran had record operating income of $24.6 million, compared with $1.0 million in the second quarter of 1997. Net income was $13.8 million, equal to $1.19 basic and $1.05 diluted earnings per share, compared with a net loss of $749,000, or $0.06 basic and diluted loss per share in the second quarter of 1997.

Total operating revenues increased 24.1% to a record $238.5 million from $192.2 million in the comparable period a year ago. Scheduled service revenues increased 50.7% to $131.6 million from $87.3 million, and charter service revenues decreased 2.7% to $90.5 million from $93.0 million. Total operating expenses increased 11.8% to $213.8 million, compared with $191.2 million in the prior year.

Second Quarter Operating Results:

For the three months ended June 30, 1998,  system-wide  revenue  passenger miles
(RPMs) increased 13.3% to 2.5 billion, and available seat miles (ASMs) increased 13.0% to 3.5 billion. Operating revenue per ASM (RASM) increased 9.9% to 6.80 cents, compared with 6.19 cents in the 1997 second quarter. Operating costs decreased 1.0% to 6.10 cents per ASM, compared with 6.16 cents in 1997.

For ATA's scheduled service, RPMs increased 33.4% to 1.5 billion, ASMs increased 30.7% to 1.9 billion, and passenger load factor increased 1.6 points to 78.0%. Scheduled service RASM improved 15.3% to 6.86 cents and yields improved 13.0% to
8.80 cents from 7.79 cents.  For its charter  service,  RPMs decreased  13.6% to
933.8 million; ASMs decreased 7.8% to 1.5 billion; and block hours flown decreased 12.0% to 12,771. Charter RASM increased 5.6% to $6.03 cents. ATA flew 992 subservice block hours in the second quarter of 1998, compared with 119 block hours in 1997.

President's Comments:

John Tague, Amtran's President and Chief Executive Officer, commented: "This time last year, ATA put a plan in place to improve several key areas of its business. This included improving our unit revenues across all business segments, increasing aircraft utilization, reallocating capacity to higher return markets and controlling unit costs. The results of the second quarter and first six months of 1998 are strong endorsements of our efforts. The Company's previous net income record for the second quarter was $3.3 million in 1995 - 25% of what we achieved this year. Beginning with the fourth quarter of 1997, we have shown substantial improvement in our year-over-year performance, demonstrated much greater earnings consistency, and produced nine months of record financial performance."
                                     -MORE-

Amtran Reports Second Quarter                                             Page 2

Year-To-Date Financial Results:

For the six months ended June 30, 1998, Amtran had record operating income of $48.1 million, compared with $8.7 million in the same period a year ago. Net income was $26.2 million, equal to $2.26 basic and $2.07 diluted earnings per share, compared with $2.5 million, or $0.21 basic and diluted earnings per share in 1997.

In the first six months of 1998, total operating revenues increased 21.0% to a record $467.8 million from $386.5 million in the comparable period a year ago. Scheduled service revenues increased 47.4% to $249.5 million from $169.3 million, and charter service revenues decreased 4.4% to $184.8 million from $193.4 million. Total operating expenses increased 11.1% to $419.7 million, compared with $377.7 million in the prior year.

Year-To-Date Operating Results:

For the six months  ended June 30, 1998,  system-wide  revenue  passenger  miles
(RPMs) increased 10.8% to 4.9 billion, and available seat miles (ASMs) increased 12.8% to 6.9 billion. Operating revenue per ASM increased 7.2% to 6.81 cents, compared with 6.35 cents in the 1997 second quarter. Operating costs decreased 1.6% to 6.11 cents per ASM, compared with 6.21 cents in 1997.

For ATA's scheduled service, RPMs increased 34.8% to 2.8 billion, ASMs increased 34.0% to 3.6 billion and passenger load factor increased 0.5 points to 76.5%. Scheduled service RASM increased 10.1% to 6.84 cents and yields improved 9.4% to
8.94 cents from 8.17 cents. For its charter service, RPMs decreased 14.7% to 2.0 billion; ASMs decreased 9.0% to 3.0 billion; and block hours flown decreased 13.2% to 26,407. Charter RASM improved 5.0% to 6.06 cents. ATA flew 1,877 subservice block hours in the first six months of 1998, compared with 232 block hours in 1997.

ATA, in its 25th year, operates a fleet of 45 aircraft, including Boeing 727s, Boeing 757s and Lockheed L-1011s, which is supported by the Company's own maintenance and engineering facilities in Indianapolis and Chicago-Midway and maintenance support stations worldwide. Amtran's common stock trades on the NASDAQ Stock Market under the symbol "AMTR."

This press release contains forward-looking statements that incorporate assumptions which entail uncertainties and unknown risks. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the caption "Forward-Looking Statements" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997. These factors include, among others, the following: general economic factors affecting the industry and the Company; fuel prices; competition within the industry; changes in consumer preferences; regulatory changes; and economic conditions in key markets.
                                     -MORE-

Amtran Reports Second Quarter                                             Page 3


AMTRAN, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
Dollars in thousands, except per share amounts


                                                       Three Months Ended             Six Months Ended
                                                            June 30,                       June 30,
                                                       1998          1997             1998         1997
                                                 -----------------------------------------------------------
                                                   (Unaudited)   (Unaudited)      (Unaudited)  (Unaudited)
Operating revenues:
   Scheduled service                             $      131,594 $      87,253  $       249,483      169,257
   Charter service                                       90,492        93,019          184,814      193,365
   Other                                                 16,378        11,915           33,472       23,849
                                                 ---------------  ------------    --------------------------
Total operating revenues                                238,464       192,187          467,769      386,471

Operating expenses:
   Salaries, wages and benefits                          52,607        43,917          102,353       84.407
   Fuel and oil                                          35,307        36,399           72,085       77,070
   Depreciation and amortization                         21,523        15,296           39,681       29,436
   Handling, landing and navigation fees                 17,772        17,214           35,277       34,462
   Aircraft maintenance, materials and repairs           14,380        13,840           27,195       24,925
   Aircraft rentals                                      12,923        14,137           25,849       28,284
   Crew and other employee travel                        10,497         9,386           19,888       17,306
   Passenger services                                     8,509         7,588           16,712       15,774
   Other                                                 40,302        33,389           80,676       66,058
                                                 ---------------  ------------    --------------------------
Total operating expenses                                213,820       191,166          419,716      377,722
                                                 ---------------  ------------    --------------------------
Operating income                                         24,644         1,021           48,053        8,749

Other income (expense):
   Interest income                                        1,176            79            2,218          225
   Interest expense                                     (3,213)       (1,708)          (6,467)      (3,320)
   Other                                                     42           128              116          183
                                                 -----------------------------    --------------------------
Other expenses                                          (1,995)       (1,501)          (4,133)      (2,912)
                                                 -----------------------------    --------------------------


Income before income taxes                               22,649         (480)           43,920        5,837
Income tax expense                                        8,854           269           17,726        3,364
                                                 -----------------------------    --------------------------
Net income                                       $       13,795 $       (749)   $       26,194        2,473
                                                 =============================    ==========================
Basic earnings per common share:
  Average shares outstanding;                        11,624,356    11,575,653       11,595,050   11,573,761
  Net income per share                           $         1.19 $       (.06)   $         2.26         0.21
                                                 =============================    ==========================
Diluted earnings per common share:
   Average shares outstanding;                       13,159,403    11,575,653       12,631,404   11,798,161
   Net income per share                          $         1.05 $       (.06)   $         2.07         0.21
                                                 =============================    ==========================

                                     -MORE-

Amtran Reports Second Quarter                                             Page 4

AMTRAN, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
Dollars, in thousands
                                                 June 30,        December 31,
                                                   1998             1997
                                             ------------------------------------------------------------------

Cash and cash equivalents                              112,270        104,196
Total current assets                                   177,514        162,842
Property and equipment, net                            294,938        267,681
Other assets                                            20,041         20,334
Total assets                                           492,493        450,857
Current liabilities                                    181,918        168,352
Long-term debt                                         172,150        182,829
Other liabilities                                       54,538         42,686
Shareholders' equity                                    83,887         56,990
Total liabilities and shareholders' equity             492,493        450,857

AMTRAN, INC. AND SUBSIDIARIES
OPERATING STATISTICS

System-wide                                         Three Months Ended               Six Months Ended
                                                         June 30,                         June 30,
                                                   1998             1997           1998             1997
                                             ------------------------------------------------------------------
Total
Revenue passenger miles (000s)                       2,499,337      2,205,356       4,893,832        4,415,417
Available seat miles (000s)                          3,507,906      3,105,148       6,870,936        6,090,142
Revenue passengers carried                           1,614,422      1,343,698       3,175,401        2,750,826
Average passenger trip length (miles)                    1,548          1,641           1,541            1,605
Block hours flown                                       40,738         34,703          79,895           65,672
Operating revenue per ASM (cents)                         6.80           6.19            6.81             6.35
Operating cost per ASM (cents)                            6.10           6.16            6.11             6.21
Gallons of fuel consumed (thousands)                    57,557         50,941         112,156          100,381

Charter Service
Revenue passenger miles (000s)                         933,794      1,080,568       1,993,870        2,337,010
Available seat miles (000s)                          1,501,673      1,628,808       3,048,088        3,349,969
Revenue passengers carried                             466,141        557,235       1,033,611        1,275,439
Average passenger trip length (miles)                    2,003          1,939           1,929            1,832
Block hours flown                                       12,771         14,509          26,407           30,439

Scheduled Service
Revenue passenger miles (000s)                       1,495,069      1,120,499       2,791,942        2,070,657
Available seat miles (000s)                          1,917,358      1,467,289       3,648,340        2,723,608
Passenger load factor                                    78.0%          76.4%           76.5%            76.0%
Revenue passengers carried                           1,099,516        783,364       2,073,631        1,469,860
Average passenger trip length (miles)                    1,360          1,430           1,346            1,409
Block hours flown                                       26,975         20,075          51,610           35,001
Operating revenue per RPM (cents)                         8.80           7.79            8.94             8.17

Sub-service
Block Hours
Block hours flown                                          992            119           1,877              232

                                     -MORE-

Amtran Reports Second quarter                                             Page 5

ATA Connection (Contract Commuter)                        Three Months Ended              Six Months Ended
                                                            June 30,                           June 30,
Scheduled Service                                      1998             1997              1998             1997
                                                 ----------------------------------------------------------------------
Revenue passenger miles (000s)                        8,122             6,046           14,234             6,046
Available seat miles (000s)                          13,278             9,856           25,218             9,856
Passenger load factor                                 61.2%             61.3%            56.4%             61.3%
Revenue passengers carried                           46,455            31,573           80,785            31,573
Average passenger trip length (miles)                   175               191              176               191
Block hours flown                                     3,975             3,129            7,525             3,129

ATA Jet Operations

Total
Revenue passenger miles (000s)                    2,491,215         2,199,310        4,879,598         4,409,371
Available seat miles (000s)                       3,494,628         3,095,292        6,845,718         6,080,286
Revenue passengers carried                        1,567,967         1,312,125        3,094,616         2,719,253
Average passenger trip length (miles)                 1,589             1,676            1,577             1,622
Block hours flown                                    36,763            31,574           72,369            62,543

Charter Service
Revenue passenger miles (000s)                      933,794         1,080,568        1,993,870         2,337,010
Available seat miles (000s)                       1,501,673         1,628,808        3,048,088         3,349,969
Revenue passengers carried                          466,141           557,235        1,033,611         1,275,439
Average passenger trip length (miles)                 2,003             1,939            1,929             1,832
Block hours flown                                    12,771            14,509           26,407            30,439

Scheduled Service
Revenue passenger miles (000s)                    1,486,947         1,114,453        2,777,708         2,064,611
Available seat miles (000s)                       1,904,080         1,457,433        3,623,122         2,713,752
Passenger load factor                                 78.1%             76.5%            76.7%             76.1%
Revenue passengers carried                        1,053,061           751,791        1,992,846         1,438,287
Average passenger trip length (miles)                 1,412             1,482            1,394             1,435
Block hours flown                                    23,000            16,946           44,085            31,872

                                                   ###